UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21488

Cohen & Steers Global Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2009. The net asset values per share at that date were $12.59, $12.55, $12.55 and $12.62 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in net asset value, for the Fund and the comparative benchmarks were:

	Six Months Ended December 31, 2009	Year Ended December 31, 2009
Cohen & Steers Global Infrastructure Fund—Class A	22.43%	20.24%
Cohen & Steers Global Infrastructure Fund—Class B	21.95%	19.41%
Cohen & Steers Global Infrastructure Fund—Class C	22.00%	19.43%
Cohen & Steers Global Infrastructure Fund—Class I	22.67%	20.64%
UBS Global 50/50 Infrastructure & Utilities Index[a]	21.41%	18.99%
S&P 500 Index[a]	22.59%	26.46%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. These recharacterizations could result in the Fund paying distributions in excess of its investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

Investment Review

Global infrastructure stocks generated positive absolute returns in 2009, with all subsectors within the benchmark, except railways, finishing the year in positive territory. The asset class, however, lagged the broader equity market (the MSCI World Indexb gained 30.8%) in all but two months; January, when investors were decidedly defensive, and October, when concerns about policy tightening surfaced in some major markets.

a  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

b  The MSCI World Index is a free float-adjusted market-capitalization index that is designed to measure global developed market equity performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Total returns were negative for the index in the first half of the year amid a weak global economy and sluggish capital markets. Conditions began to improve in March on signs of stabilization within the banking and financial system, and stocks strengthened as investor confidence returned. Against this backdrop, the companies that typically benefit the most from an economic recovery—airports, ports and communications infrastructure—outperformed their more defensive counterparts.

Infrastructure stocks continued to advance in the third quarter as stimulus efforts took hold and the start of the inventory cycle began to reverse the contraction in global economies. In the fourth quarter investors started moving back into defensive names with strong cash flows. There was no clear catalyst; some of it was likely profit-taking from lower-quality names that had seen a significant rise. Following a brief pause in October, the sector resumed its climb in November and December.

The ports subsector (which had a total return of +64.7%)c was the top performer in the year, rebounding from a steep sell-off in 2008, when global trade slowed significantly. Port companies that handle commodities had particularly strong performance, as stimulus initiatives in China spurred demand for raw materials.

Communications infrastructure stocks (+59.7%) were lifted by tower companies that benefited from the growing demand for smartphones and other data-intensive mobile devices. These companies also took advantage of improvements in the capital markets to successfully refinance debt maturities at attractive rates. Two U.S. tower companies were actually upgraded by the credit ratings agencies late in the year.

Toll road operators (+30.6%) responded favorably to improvements in global traffic trends and company-specific events. The share price of Spain's Grupo Ferrovial increased when a peer company's sale of an airport provided a positive data point for its own airport disposition. Atlantia SpA of Italy saw its stock rise in the second half of the year following the release of stronger-than-expected traffic data and upgrades by several analysts.

The railway sector (–17.2%), which largely consists of three Japanese passenger rail operators, was the only infrastructure group to post a negative total return in 2009. A defensive subsector, railway stocks fell out of favor when investors' risk tolerance increased late in the first quarter. The group further sold off when Japan's Democratic Party proposed eliminating highway tolls, a move that would potentially create more competition for railroads.

The shares of electric companies (+2.8%), the largest infrastructure subsector, languished as their defensive characteristics grew less appealing when the worst of the financial crisis appeared to be over. Although the sector rallied late in the year when yield-hungry investors bid up stock prices, the power supply and demand outlook remains challenging and industrial demand has yet to show signs of meaningful recovery.

The water sector (+5.0%) saw a wide dispersion in the returns of its companies. Heavily regulated water utilities lagged, but companies with water development and waste-water treatment businesses in emerging economies outperformed.

c  Sector returns as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Fund performance

The Fund generated a strong total return and outperformed its benchmark for the year. Stock selection was the largest contributor to our outperformance, as we targeted subsectors and companies that had the most to gain from improving economic conditions.

Stock selection in the electric utility, toll roads, water, and pipeline (which had a total return of +26.8% within the index) sectors provided the largest contribution to relative return. Our underweight positions in railways and the electric utilities group also provided a boost to performance.

Detractors from relative return included our stock selection in the communications infrastructure sector and our stock selection in port operators. Stock selection and our modest underweight in the airport group (+28.4%) was also a hindrance.

Investment Outlook

As we enter 2010, the Fund's holdings reflect our belief that the global economic recovery will continue, and that more economically sensitive subsectors are likely to outperform. We are, nevertheless, monitoring the pace of growth, with the understanding that a number of factors could pose threats—namely, inflation and higher interest rates.

From a geographic perspective, we plan to maintain our out-of-index allocation to emerging markets (particularly China and Brazil) that have strong manufacturing-based economies, solid organic growth and steadily increasing internal demand, all of which have a favorable impact on infrastructure creation. We have, however, recently reduced our overweight as some of the top-performing subsectors have approached our fair value estimates.

Within the United States and other developed economies, which make up the largest part of our holdings, we are being more tactical in our asset allocation. In those slower-growing markets, we are focusing on the highest-quality companies with strong balance sheets and attractive capital deployment opportunities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	BEN MORTON

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Cohen & Steers Global Infrastructure Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers Global Infrastructure Fund—Class B

Growth of a $10,000 Investment

Cohen & Steers Global Infrastructure Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers Global Infrastructure Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For the Periods Ended December 31, 2009

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	14.83%[c]	14.41%[d]	18.43%[e]	—
1 Year (without sales charge)	20.24%	19.41%	19.43%	20.64%
5 Year (with sales charge)	3.95%[c]	3.90%[f]	4.23%	—
5 Year (without sales charge)	4.91%	4.24%	4.23%	5.28%
Since Inception[g] (with sales charge)	7.11%[c]	7.14%[e]	7.41%	—
Since Inception[g] (without sales charge)	7.99%	7.27%	7.41%	8.36%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annulized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2009 prospectuses were as follows: Class A—1.84% and 1.50%; Class B—2.46% and 2.15%; Class C—2.47% and 2.15%; and Class I—1.69% and 1.15%. Through April 30, 2011, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.50% for Class A shares, 2.15% for Class B and Class C shares and 1.15% for Class I shares.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The linked benchmark is represented by the performance of the S&P 1500 Utilities Index from April 30, 2004 through March 31, 2008, the Macquarie Global Infrastructure Index from April 1, 2008 through May 31, 2008 and the UBS Global 50/50 Infrastructure & Utilities Index from June 1, 2008 through December 31, 2009. The S&P 1500 Utilities Index is an unmanaged market-capitalization-weighted index of 71 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The Macquarie Global Infrastructure Index is a capitalization-weighted, global infrastructure index containing all publicly quoted infrastructure related stocks that are members of the FTSE Global Equity Index Series with market capitalization exceeding $250 million.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 5%.

e  Reflects a contingent deferred sales charge of 1%.

f  Reflects a contingent deferred sales charge of 2%.

g  Inception date of May 3, 2004.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009—December 31, 2009.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009– December 31, 2009
Class A
Actual (22.43% return)	$1,000.00	$1,224.30	$8.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.64	$7.63
Class B
Actual (21.95% return)	$1,000.00	$1,219.50	$12.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.37	$10.92
Class C
Actual (22.00% return)	$1,000.00	$1,220.00	$12.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.37	$10.92
Class I
Actual (22.67% return)	$1,000.00	$1,226.70	$6.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

*  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.50%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.87%, 2.52%, 2.52% and 1.51%, respectively.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

DECEMBER 31, 2009

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
American Tower Corp.	$5,428,213	5.8%
Vinci SA	4,760,533	5.0
East Japan Railway Co.	4,727,070	5.0
Atlantia S.p.A.	4,030,048	4.3
Crown Castle International Corp.	3,486,272	3.7
SES SA	3,169,589	3.4
GDF Suez	3,040,659	3.2
Central Japan Railway Co.	3,018,671	3.2
Ferrovial SA	2,930,146	3.1
E.ON AG	2,829,052	3.0

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2009

		Number of Shares	Value
COMMON STOCK	97.8%
AUSTRALIA	5.4%
ENERGY—INTEGRATED OIL & GAS	1.0%
Origin Energy Ltd.[a]		59,000	$887,672
INDUSTRIALS	4.4%
AIRPORT SERVICES	1.7%
Macquarie Airports[a]		576,000	1,559,036
HIGHWAYS & RAILTRACKS	2.2%
Macquarie Infrastructure Group[a]		627,900	747,851
Transurban Group[a]		277,500	1,373,371
			2,121,222
RAILROADS	0.5%
Asciano Group[a,b]		295,000	477,582
TOTAL INDUSTRIALS			4,157,840
TOTAL AUSTRALIA			5,045,512
BRAZIL	3.1%
INDUSTRIALS	1.9%
HIGHWAYS & RAILTRACKS	0.8%
Cia de Concessoes Rodoviarias		33,957	778,027
MARINE PORTS & SERVICES	0.6%
Santos Brasil Participacoes SAb		52,778	530,508
RAILROADS	0.5%
All America Latina Logistica		52,300	489,655
TOTAL INDUSTRIALS			1,798,190
UTILITIES	1.2%
ELECTRIC UTILITIES	0.7%
Cia de Transmissao de Energia Eletrica Paulista		7,601	225,935
CPFL Energia SA		23,000	466,473
			692,408

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
WATER UTILITIES	0.5%
Cia de Saneamento Basico do Estado de Sao Paulo		11,000	$217,220
Cia de Saneamento de Minas Gerais		13,300	254,006
			471,226
TOTAL UTILITIES			1,163,634
TOTAL BRAZIL			2,961,824
CANADA	2.3%
ENERGY—OIL & GAS STORAGE & TRANSPORTATION
Enbridge		20,800	967,160
TransCanada Corp.		33,900	1,173,056
			2,140,216
FINLAND	0.5%
UTILITIES—ELECTRIC UTILITIES
Fortum Oyj[a]		18,234	494,679
FRANCE	11.6%
CONSUMER DISCRETIONARY—CABLE & SATELLITE	1.0%
Eutelsat Communications[a]		30,800	988,190
INDUSTRIALS	6.2%
AIRPORT SERVICES	0.9%
Aeroports De Paris[a]		10,700	860,046
CONSTRUCTION & ENGINEERING	5.1%
Vinci SAa		84,600	4,760,533
HIGHWAYS & RAILTRACKS	0.2%
Groupe Eurotunnel SAa		22,200	207,755
TOTAL INDUSTRIALS			5,828,334
UTILITIES	4.4%
ELECTRIC UTILITIES	0.9%
Electricite de France[a]		14,289	849,243

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
MULTI UTILITIES	3.5%
GDF Suez[a]		70,189	$3,040,659
Suez Environnement SAa		12,300	283,628
			3,324,287
TOTAL UTILITIES			4,173,530
TOTAL FRANCE			10,990,054
GERMANY	6.3%
INDUSTRIALS	1.3%
AIRPORT SERVICES	0.5%
Fraport AGa		8,700	449,174
MARINE PORTS & SERVICES	0.8%
Hamburger Hafen und Logistik AGa		20,400	787,938
TOTAL INDUSTRIALS			1,237,112
UTILITIES	5.0%
ELECTRIC UTILITIES	3.0%
E.ON AGa		67,400	2,829,052
MULTI UTILITIES	2.0%
RWE AGa		19,067	1,850,306
TOTAL UTILITIES			4,679,358
TOTAL GERMANY			5,916,470
HONG KONG	5.8%
INDUSTRIALS	2.4%
CONGLOMERATES	0.5%
Beijing Enterprises Holdings Ltd.[a]		68,500	496,129
CONSTRUCTION & ENGINEERING	0.2%
China Railway Construction Corp.[a]		151,000	192,219
ELECTRICAL COMPONENT & EQUIPMENT	0.5%
Zhuzhou CSR Times Electric Co. Ltd.[a]		237,000	483,625

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
HIGHWAYS & RAILTRACKS	1.0%
Anhui Expressway Co.[a]		649,900	$451,248
Sichuan Expressway Co. Ltd.[a]		847,331	453,104
			904,352
MARINE PORTS & SERVICES	0.2%
China Merchants Holdings International Co., Ltd.[a]		61,400	198,072
TOTAL INDUSTRIALS			2,274,397
UTILITIES	3.4%
ELECTRIC UTILITIES	0.9%
Cheung Kong Infrastructure Holdings Ltd.[a]		106,000	403,085
CLP Holdings Ltd.[a]		60,000	406,054
			809,139
GAS UTILITIES	1.2%
Hong Kong and China Gas Co., Ltd.[a]		178,100	447,160
Xinao Gas Holdings Ltd.[a]		278,129	712,091
			1,159,251
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	0.5%
China Longyuan Power Group Corp.		383,600	496,730
WATER UTILITIES	0.8%
Beijing Enterprises Water Group Ltd.[a,b]		1,333,500	442,522
China Water Affairs Group Ltd.[a]		624,000	247,982
			690,504
TOTAL UTILITIES			3,155,624
TOTAL HONG KONG			5,430,021
ITALY	6.9%
INDUSTRIALS—HIGHWAYS & RAILTRACKS	4.2%
Atlantia S.p.A.[a]		154,100	4,030,048

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
UTILITIES	2.7%
ELECTRIC UTILITIES	1.3%
Enel S.p.A.[a]		130,696	$756,650
Terna Rete Elettrica Nazionale S.p.A.[a]		110,800	476,503
			1,233,153
GAS UTILITIES	1.4%
Snam Rete Gas S.p.A.[a]		259,663	1,289,531
TOTAL UTILITIES			2,522,684
TOTAL ITALY			6,552,732
JAPAN	12.2%
INDUSTRIALS—RAILROADS	8.2%
Central Japan Railway Co.[a]		451	3,018,671
East Japan Railway Co.[a]		74,700	4,727,070
			7,745,741
UTILITIES	4.0%
ELECTRIC UTILITIES	2.7%
Kansai Electric Power Co. (The)[a]		39,900	900,405
Tokyo Electric Power Co. (The)[a]		63,600	1,596,261
			2,496,666
GAS UTILITIES	1.3%
Osaka Gas Co.[a]		182,000	613,392
Tokyo Gas Co.[a]		160,000	638,661
			1,252,053
TOTAL UTILITIES			3,748,719
TOTAL JAPAN			11,494,460
KOREA	0.2%
UTILITIES—GAS UTILITIES
Korea Gas Corp.[a,b]		5,500	229,400
LUXEMBOURG	3.4%
CONSUMER DISCRETIONARY—CABLE & SATELLITE
SES SAa		140,700	3,169,589

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
NETHERLANDS	1.3%
INDUSTRIALS—MARINE PORTS & SERVICES
Koninklijke Vopak NVa,b		14,900	$1,180,892
NEW ZEALAND	0.0%
INDUSTRIALS—AIRPORT SERVICES
Auckland International Airport Ltd.[a]		20,038	29,296
SPAIN	5.1%
INDUSTRIALS	4.6%
CONSTRUCTION & ENGINEERING	3.1%
Ferrovial SAa		248,100	2,930,146
HIGHWAYS & RAILTRACKS	1.5%
Abertis Infraestructuras S.A.[a]		61,500	1,390,465
TOTAL INDUSTRIALS			4,320,611
UTILITIES—ELECTRIC UTILITIES	0.5%
Red Electrica de Espana[a]		9,000	502,221
TOTAL SPAIN			4,822,832
UNITED KINGDOM	3.8%
INDUSTRIALS—MARINE PORTS & SERVICES	0.4%
Forth Ports PLC[a]		19,031	345,211
TELECOMMUNICATION SERVICES—ALTERNATIVE CARRIERS	1.4%
Inmarsat PLC[a]		119,700	1,333,844
UTILITIES	2.0%
ELECTRIC UTILITIES	1.0%
Scottish and Southern Energy PLC[a]		49,067	918,425
MULTI UTILITIES	0.8%
National Grid PLC[a]		68,458	747,213
WATER UTILITIES	0.2%
Pennon Group PLC[a]		29,000	251,088
TOTAL UTILITIES			1,916,726
TOTAL UNITED KINGDOM			3,595,781

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
UNITED STATES	29.9%
ENERGY—OIL & GAS STORAGE & TRANSPORTATION	1.8%
Energy Transfer Partners LP		4,000	$179,880
Enterprise Products Partners LP		6,000	188,460
MarkWest Energy Partners LP		3,504	102,562
Williams Cos. (The)		58,105	1,224,853
			1,695,755
INDUSTRIALS—RAILROADS	0.9%
RailAmerica		66,888	816,034
TELECOMMUNICATION SERVICES—WIRELESS	11.2%
American Tower Corp.[b]		125,624	5,428,213
Crown Castle International Corp.[b]		89,300	3,486,272
SBA Communications Corp.[b]		50,000	1,708,000
			10,622,485
UTILITIES	16.0%
ELECTRIC UTILITIES	9.1%
Allegheny Energy		16,600	389,768
American Electric Power Co.		14,521	505,186
DPL		10,000	276,000
Entergy Corp.		14,504	1,187,008
Exelon Corp.		14,944	730,313
FirstEnergy Corp.		13,400	622,430
FPL Group		21,865	1,154,909
ITC Holdings Corp.		9,820	511,524
Northeast Utilities		16,008	412,846
NV Energy		30,983	383,570
PPL Corp.		22,672	732,532
Southern Co.		49,397	1,645,908
			8,551,994
GAS UTILITIES	0.9%
EQT Corp.		15,234	669,077
Questar Corp.		5,263	218,783
			887,860

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
MULTI UTILITIES	5.5%
Alliant Energy Corp.		15,887	$480,741
CMS Energy Corp.		24,600	385,236
PG&E Corp.		37,955	1,694,691
Public Service Enterprise Group		21,230	705,897
Sempra Energy		11,600	649,368
Wisconsin Energy Corp.		25,328	1,262,094
			5,178,027
WATER UTILITIES	0.5%
American Water Works Co.		20,984	470,251
TOTAL UTILITIES			15,088,132
TOTAL UNITED STATES			28,222,406
TOTAL COMMON STOCK (Identified cost—$86,414,661)			92,276,164
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.06%[c]		180,000	180,000
State Street Institutional Liquid Reserves Fund, 0.16%[c]		180,000	180,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$360,000)			360,000
TOTAL INVESTMENTS (Identified cost—$86,774,661)	98.2%		92,636,164
OTHER ASSETS IN EXCESS OF LIABILITIES	1.8%		1,725,045
NET ASSETS	100.0%		$94,361,209

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 61.9% of net assets of the Fund, all of which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  Non-income producing security.

c  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS:
Investments in securities, at value (Identified cost—$86,774,661)	$92,636,164
Cash	76,025
Foreign currency, at value (Identified cost—$30,680)	30,676
Receivable for:
Investment securities sold	1,968,509
Fund shares sold	331,016
Dividends and interest	133,928
Other assets	3,806
Total Assets	95,180,124
LIABILITIES:
Payable for:
Investment securities purchased	346,816
Fund shares redeemed	245,462
Investment advisory fees	33,184
Directors' fees	2,786
Distribution fees	1,999
Administration fees	1,579
Shareholder servicing fees	716
Other liabilities	186,373
Total Liabilities	818,915
NET ASSETS	$94,361,209
NET ASSETS consist of:
Paid-in-capital	$101,022,563
Dividends in excess of net investment income	(18,829)
Accumulated net realized loss	(12,505,740)
Net unrealized appreciation	5,863,215
$94,361,209

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2009

CLASS A SHARES:
NET ASSETS	$54,693,684
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,344,373
Net asset value and redemption price per share	$12.59
Maximum offering price per share ($12.59 ÷ 0.955)[a]	$13.18
CLASS B SHARES:
NET ASSETS	$4,531,116
Shares issued and outstanding ($0.001 par value common stock outstanding)	361,021
Net asset value and offering price per share[b]	$12.55
CLASS C SHARES:
NET ASSETS	$25,768,570
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,052,754
Net asset value and offering price per share[b]	$12.55
CLASS I SHARES:
NET ASSETS	$9,367,839
Shares issued and outstanding ($0.001 par value common stock outstanding)	742,453
Net asset value, offering and redemption price per share	$12.62

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

Investment Income:
Dividend income (net of $262,839 of foreign withholding tax)	$2,615,850
Interest income	2,414
Total Income	2,618,264
Expenses:
Investment advisory fees	556,265
Distribution fees—Class A	99,823
Distribution fees—Class B	36,740
Distribution fees—Class C	165,747
Administration fees	110,092
Shareholder servicing fees—Class A	39,929
Shareholder servicing fees—Class B	12,247
Shareholder servicing fees—Class C	55,249
Custodian fees and expenses	98,742
Professional fees	91,915
Shareholder reporting expenses	84,161
Transfer agent fees and expenses	72,603
Registration and filing fees	57,906
Directors' fees and expenses	52,830
Line of credit fees	6,667
Miscellaneous	17,713
Total Expenses	1,558,629
Reduction of Expenses (See Note 2)	(295,953)
Net Expenses	1,262,676
Net Investment Income	1,355,588
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(4,401,037)
Foreign currency transactions	(790)
Net realized loss	(4,401,827)
Net change in unrealized appreciation (depreciation) on:
Investments	18,685,332
Foreign currency translations	(721)
Net change in unrealized appreciation (depreciation)	18,684,611
Net realized and unrealized gain	14,282,784
Net Increase in Net Assets Resulting from Operations	$15,638,372

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Change in Net Assets:
From Operations:
Net investment income	$1,355,588	$2,140,227
Net realized loss	(4,401,827)	(7,787,321)
Net change in unrealized appreciation (depreciation)	18,684,611	(36,665,633)
Net increase (decrease) in net assets resulting from operations	15,638,372	(42,312,727)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(860,073)	(1,220,510)
Class B	(56,631)	(193,384)
Class C	(289,398)	(659,318)
Class I	(171,423)	(126,592)
Tax return of capital:
Class A	(11,633)	(29,618)
Class B	(1,466)	(6,498)
Class C	(6,532)	(22,850)
Class I	(2,113)	(2,100)
Total dividends and distributions to shareholders	(1,399,269)	(2,260,870)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	13,986,933	17,173,166
Total increase (decrease) in net assets	28,226,036	(27,400,431)
Net Assets:
Beginning of year	66,135,173	93,535,604
End of year[a]	$94,361,209	$66,135,173

a  Includes dividends in excess of net investment income and undistributed net investment income of $18,829 and $101,703, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.68	$17.47	$16.60	$15.25	$13.78
Income from investment operations:
Net investment income	0.22 [a]	0.38 [a]	0.18 [a]	0.39	0.38 [a]
Net realized and unrealized gain (loss)	1.91	(6.77)	3.75	2.54	1.45
Total from investment operations	2.13	(6.39)	3.93	2.93	1.83
Less dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.40)	(0.17)	(0.39)	(0.34)
Net realized gain	—	—	(2.90)	(1.19)	(0.00)[b]
Tax return of capital	(0.00)[b]	(0.00)[b]	—	(0.00)[b]	(0.02)
Total dividends and distributions to shareholders	(0.22)	(0.40)	(3.07)	(1.58)	(0.36)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.01	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.91	(6.79)	0.87	1.35	1.47
Net asset value, end of year	$12.59	$10.68	$17.47	$16.60	$15.25
Total investment return[c]	20.24%	–36.94%	23.84%	19.43%	13.33%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$54.7	$32.0	$43.4	$47.0	$114.5
Ratio of expenses to average daily net assets (before expense reduction)	1.90%[d]	1.84%	1.64%	1.54%	1.58%
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%	1.50%	1.50%	1.50%	1.49%
Ratio of net investment income to average daily net assets (before expense reduction)	1.61%	2.40%	0.85%	2.05%	2.44%
Ratio of net investment income to average daily net assets (net of expense reduction)	2.00%	2.74%	0.99%	2.08%	2.53%
Portfolio turnover rate	98%	211%	102%	56%	45%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.64	$17.39	$16.54	$15.19	$13.74
Income from investment operations:
Net investment income	0.15 [a]	0.29 [a]	0.06 [a]	0.28	0.28 [a]
Net realized and unrealized gain (loss)	1.89	(6.73)	3.74	2.54	1.45
Total from investment operations	2.04	(6.44)	3.80	2.82	1.73
Less dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.31)	(0.06)	(0.28)	(0.26)
Net realized gain	—	—	(2.90)	(1.19)	(0.00)[b]
Tax return of capital	(0.00)[b]	(0.00)[b]	—	(0.00)[b]	(0.02)
Total dividends and distributions to shareholders	(0.13)	(0.31)	(2.96)	(1.47)	(0.28)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.01	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.91	(6.75)	0.85	1.35	1.45
Net asset value, end of year	$12.55	$10.64	$17.39	$16.54	$15.19
Total investment return[c]	19.41%	–37.35%	23.14%	18.66%	12.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4.5	$6.2	$12.0	$8.9	$7.7
Ratio of expenses to average daily net assets (before expense reduction)	2.55%[d]	2.46%	2.29%	2.14%	2.23%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%	2.15%	2.15%	2.14%	2.14%
Ratio of net investment income to average daily net assets (before expense reduction)	1.02%	1.74%	0.21%	1.35%	1.76%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.44%	2.05%	0.34%	1.35%	1.85%
Portfolio turnover rate	98%	211%	102%	56%	45%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.65	$17.40	$16.55	$15.20	$13.75
Income from investment operations:
Net investment income	0.15 [a]	0.29 [a]	0.06 [a]	0.28	0.28 [a]
Net realized and unrealized gain (loss)	1.89	(6.74)	3.74	2.54	1.45
Total from investment operations	2.04	(6.45)	3.80	2.82	1.73
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.30)	(0.06)	(0.28)	(0.26)
Net realized gain	—	—	(2.90)	(1.19)	(0.00)[b]
Tax return of capital	(0.00)[b]	(0.00)[b]	—	(0.00)[b]	(0.02)
Total dividends and distributions to shareholders	(0.14)	(0.30)	(2.96)	(1.47)	(0.28)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.01	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.90	(6.75)	0.85	1.35	1.45
Net asset value, end of year	$12.55	$10.65	$17.40	$16.55	$15.20
Total investment return[c]	19.43%	–37.35%	23.04%	18.70%	12.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$25.8	$22.1	$36.6	$30.8	$48.6
Ratio of expenses to average daily net assets (before expense reduction)	2.55%[d]	2.47%	2.28%	2.19%	2.23%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%	2.15%	2.15%	2.15%	2.14%
Ratio of net investment income to average daily net assets (before expense reduction)	1.00%	1.72%	0.20%	1.35%	1.79%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.40%	2.04%	0.33%	1.39%	1.87%
Portfolio turnover rate	98%	211%	102%	56%	45%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.70	$17.51	$16.63	$15.26	$13.78
Income from investment operations:
Net investment income	0.26 [a]	0.36 [a]	0.25 [a]	0.43	0.43 [a]
Net realized and unrealized gain (loss)	1.91	(6.72)	3.76	2.56	1.45
Total from investment operations	2.17	(6.36)	4.01	2.99	1.88
Less dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.45)	(0.24)	(0.43)	(0.38)
Net realized gain	—	—	(2.90)	(1.19)	(0.00)[b]
Tax return of capital	(0.00)[b]	(0.00)[b]	—	(0.00)[b]	(0.02)
Total dividends and distributions to shareholders	(0.25)	(0.45)	(3.14)	(1.62)	(0.40)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.01	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.92	(6.81)	0.88	1.37	1.48
Net asset value, end of year	$12.62	$10.70	$17.51	$16.63	$15.26
Total investment return	20.64%	–36.73%	24.36%	19.81%	13.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.4	$5.8	$1.5	$2.9	$2.7
Ratio of expenses to average daily net assets (before expense reduction)	1.55%[c]	1.69%	1.31%	1.14%	1.24%
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%	1.15%	1.15%	1.14%	1.14%
Ratio of net investment income to average daily net assets (before expense reduction)	2.02%	2.24%	1.20%	2.36%	2.80%
Ratio of net investment income to average daily net assets (net of expense reduction)	2.42%	2.77%	1.36%	2.36%	2.89%
Portfolio turnover rate	98%	211%	102%	56%	45%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return through investment in U.S. and non-U.S. infrastructure companies. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value 61.9% of net assets of the Fund were fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Brazil	$2,961,824	$2,961,824	$—	—
Common Stock—Canada	2,140,216	2,140,216	—	—
Common Stock—Hong Kong	5,430,021	496,730	4,933,291	—
Common Stock—United States	28,222,406	28,222,406	—	—
Common Stock—Other Countries	53,521,697	—	53,521,697	—
Money Market Funds	360,000	—	360,000	—
Total Investments	$92,636,164	$33,821,176	$58,814,988	—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2009, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the year ended December 31, 2009, and through April 30, 2011, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's operating expenses at 1.50% for Class A shares, 2.15% for Class B shares and Class C shares and 1.15% for Class I shares.

Under subadvisory agreements with each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

subadvisory agreement, the advisor (not the Fund) pays the subadvisors. Effective October 1, 2009, the advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor. The advisor retains the remaining 50% of the advisory fee received from the Fund. Prior to October 1, 2009, the advisor paid the subadvisors 16.3%, 6.3% and 6.3%, respectively, of the advisory fee received by the advisor from the Fund. For the year ended December 31, 2009, the advisor paid the subadvisors $82,901, $41,054 and $41,054, respectively.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2009, the Fund paid the advisor $14,834 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2009, the Fund has been advised that the distributor received $24,820 in sales commissions from the sale of Class A shares and that the distributor also received $320, $25,106 and $6,773 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on the Class A, Class B and Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,531 from the Fund for the year ended December 31, 2009.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2009, totaled $84,948,982 and $71,388,022, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2009	2008
Ordinary income	$1,377,525	$2,199,804
Tax return of capital	21,744	61,066
Total dividends and distributions	$1,399,269	$2,260,870

As of December 31, 2009, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$6,567,087
Gross unrealized depreciation	(4,015,157)
Net unrealized appreciation	$2,551,930
Cost for federal income tax purposes	$90,084,234

As of December 31, 2009, the Fund had a net capital loss carryforward of $9,215,350, of which $4,893,130 will expire on December 31, 2016 and $4,322,220 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to adjustments for holdings in partnerships. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $60,618, accumulated net realized loss was credited $37,977 and dividends in excess of net investment income was charged $98,595. Net assets were not affected by this reclassification.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS A:
Sold	2,708,758	$28,958,701	2,983,370	$43,442,803
Issued as reinvestment of dividends and distributions	46,364	507,719	56,610	726,938
Redeemed	(1,402,472)	(15,068,590)	(2,532,220)	(33,341,484)
Redemption fees retained by the Fund[a]	—	3,938	—	11,416
Net increase	1,352,650	$14,401,768	507,760	$10,839,673
CLASS B:
Sold	6,644	$65,166	125,891	$1,724,200
Issued as reinvestment of dividends and distributions	2,563	27,057	5,970	77,686
Redeemed	(233,088)	(2,414,630)	(240,182)	(3,123,282)
Redemption fees retained by the Fund[a]	—	598	—	1,145
Net decrease	(223,881)	$(2,321,809)	(108,321)	$(1,320,251)
CLASS C:
Sold	701,105	$7,274,748	1,524,663	$22,672,361
Issued as reinvestment of dividends and distributions	14,013	149,402	21,047	268,125
Redeemed	(742,195)	(7,651,818)	(1,566,862)	(20,936,390)
Redemption fees retained by the Fund[a]	—	2,487	—	7,230
Net increase (decrease)	(27,077)	$(225,181)	(21,152)	$2,011,326

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS I:
Sold	507,426	$5,305,346	753,392	$9,625,657
Issued as reinvestment of dividends and distributions	15,496	170,902	10,795	127,451
Redeemed	(322,580)	(3,344,376)	(308,588)	(4,110,690)
Redemption fees retained by the Fund[a]	—	283	—	—
Net increase	200,342	$2,132,155	455,599	$5,642,418

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 29, 2010. (The credit agreement was subsequently renewed under similar terms and expires January 28, 2011). The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2009, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Events and transactions occurring after December 31, 2009 and through the date that the financial statements were issued, February 16, 2010, have been evaluated in the preparation of the financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Infrastructure Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Infrastructure Fund, Inc. (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

TAX INFORMATION—2009 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $1,662,108. Additionally, 32.7% of the ordinary dividends qualified for the dividends received deduction available to corporations.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $262,839. The Fund generated net foreign source income of $2,281,339 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on September 22-23, 2009, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2010 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider; supplemental performance and summary information prepared by the Investment Advisor; and memoranda outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the "Subadvisors") provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Advisor and the Subadvisors dedicate to the Fund and the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract quality and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, quality and extent of services provided by the Investment Advisor and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant linked

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

benchmark. The Board of Directors noted that the Fund underperformed the medians of the Peer Funds for the year-to-date, and one-, three- and five-year periods ended June 30, 2009. The Board of Directors also noted that the Fund had outperformed its linked benchmark for the year-to-date and one-, three- and five-year periods. The Board of Directors noted that the Fund's investment strategy changed to global infrastructure from utilities effective April 1, 2008. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental performance data provided by the Investment Advisor, including a narrative summary of various factors affecting performance. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. The Board of Directors also considered a proposal to amend the Investment Advisor's agreements with the Subadvisors to change the fees paid to each Subadvisor to be 50% of the average daily net assets allocated to the Subadvisor. As part of their analysis, the Board of Directors gave substantial consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual advisory fees were lower than the median of the Peer Funds and the contractual advisory fees and net expense ratio were at the median for the Peer Funds. The Board of Directors noted that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion; however, as a result of asset size, the Fund is currently not benefitting from the reduced fee. The Board of Directors considered that the Advisor continues to waive its fees and reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors noted that the high expense ratio was due in part to the Fund's relatively small size, and that as the Fund grows in size, it is expected to compare more favorably with the Peer Funds. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. The Board of Directors further noted that the Fund charges an administration fee payable to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure is satisfactory and that amendment of the Subadvisory Agreements was advisable. However, the Board of Directors determined to closely monitor the Fund's expenses.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund, the Board of Directors did not consider the Subadvisors' profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reached $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Board of Directors compared both the services rendered and the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered and fees paid under the Advisory Agreements to the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, as well as the profitability under the Advisory Agreements to the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements, including amendment of the Subadvisory Agreements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]

Robert H. Steers Age: 56	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC, the Fund's Distributor.	18	1991 to present

Martin Cohen Age: 61	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of the Distributor.	18	1991 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 67	Director	Until next election of directors	Consultant. Board Member United States Department of Defense Business Board; Vice-chair Global Heritage Fund; Chair of the Advisory Committee, The Posse Foundation, DC; Finance Chair, District of Columbia Public Libraries. Government service: former Undersecretary of State for Management, US Department of State; previously Assistant Secretary of Interior for Policy Management and Budget, US Department of Interior. Private employment includes Senior Vice President National Trust for Historic Preservation, Treasurer UMWA Health and Retirement Funds.	18	2001 to present

George Grossman Age: 56	Director	Until next election of directors	Attorney-at-law	18	1993 to present

Richard E. Kroon Age: 67	Director	Until next election of directors	Member of Investment Committee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	18	2004 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 66	Director	Until next election of directors	Private Investor. Advisory Board Member of the Salvation Army, Member: DC Dept. of Corrections Chaplain's Corps. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	18	2001 to present

Frank K. Ross Age: 66	Director	Until next election of directors	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington DC office.	18	2004 to present

Willard H. Smith Jr. Age: 73	Director	Until next election of directors	Board member of Essex Property Trust Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 63	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with the advisor (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least The Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 45	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 46	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Robert S. Becker Age: 40	Vice President	Senior Vice President of CSCM since 2003. Prior to that, portfolio manager at Franklin Templeton Investments.	Since 2003

Francis C. Poli Age: 47	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 43	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 41	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSUAX
Class B—CSUBX
Class C—CSUCX
Class I— CSUIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2009

CSUAXAR

Item 2. Code of Ethics.

On October 1, 2009, the registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The material changes to the Code of Ethics that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions were (i) a shortened preclearance window, (ii) the implementation of a 30-day holding period to sell securities at a profit, (iii) limitations on the frequency of trading, and (iv) a preclearance requirement for exchange traded funds. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
Audit Fees	$43,600	$43,600
Audit-Related Fees	0	0
Tax Fees	14,250	20,885
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2009	2008
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	$110,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were $14,250 and $130,885, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The board of directors of the registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The shareholder must submit any such recommendation in writing to the registrant, to the attention of the Secretary, at the address of the principal executive offices of the registrant. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the registrant.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: March 1, 2010